------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


------------------------------------------------------------------------------




                                    FORM 8-K


------------------------------------------------------------------------------




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2009


------------------------------------------------------------------------------




                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


----------------------------------------------------------------------------





         Kansas                    1-04721                      48-0457967
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                           Identification No.)



  6200 Sprint Parkway, Overland Park, Kansas                        66251
 (Address of principal executive offices)                         Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


----------------------------------------------------------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



----------------------------------------------------------------------------

----------------------------------------------------------------------------




Item 7.01         Regulation FD Disclosure.

     On July 29, 2009, Sprint Nextel Corporation (the "Company") announced its results for the second quarter of 2009. Subsequent to this announcement, the Company has received questions on the Company's adjusted earnings per share for the second quarter of 2009, which was not provided in the earnings release. We are providing the computation of adjusted earnings per share below.



                                                                    Sprint Nextel Corporation
                                                        RECONCILIATIONS OF EARNINGS PER SHARE (Unaudited)
                                                                (Millions, except per Share Data)



  -------------------------------------------------------------------------------------------------------------------------------
                                                                   Quarter Ended                      Year To Date
                                                -----------------------------------------------    ------------------------------
                                                   June 30,        March 31,        June 30,          June 30,        June 30,
                                                   2009            2009             2008              2009            2008
                                                -------------    -------------    -------------    -------------    -------------

  Net Loss                                       $    (384)       $    (594)       $    (344)       $    (978)       $    (840)

  Special items (net of taxes)

    Merger and integration expense                       -                -               27                -               80

    Severance and exit costs                           (18)             202               66              184              201

    Asset impairments and abandonments                   -                8               (2)               8                6

    Equity in losses of investment and
     other, net                                         83              175                -              258                -
                                                ------------     -------------    -------------    --------------   -------------
  Adjusted Net Loss*                             $    (319)       $    (209)       $    (253)       $    (528)       $    (562)
                                                ------------     -------------    -------------    --------------   -------------

  Amortization (net of taxes)                          278              283              416              561              837
                                                ------------     -------------    -------------    --------------   -------------
  Adjusted Net (Loss) Income before
     Amortization*                               $     (41)       $      74        $     163        $      33        $     275
                                                ------------     -------------    -------------    --------------   -------------



  Diluted Loss Per Common Share                  $   (0.13)       $   (0.21)       $   (0.12)           (0.34)           (0.30)

  Special items (net of taxes)                        0.02             0.14             0.03             0.16             0.10
                                                ------------     -------------    -------------    --------------   -------------
  Adjusted Loss Per Share*                       $   (0.11)       $   (0.07)       $   (0.09)       $   (0.18)       $   (0.20)
                                                ------------     -------------    -------------    --------------   -------------

  Amortization (net of taxes)                         0.10             0.10             0.15             0.20            0.30
                                                ------------     -------------    -------------    --------------   -------------
  Adjusted (Loss) Earnings Per Share             $   (0.01)            0.03             0.06             0.02            0.10
     before Amortization*
  -------------------------------------------------------------------------------------------------------------------------------


*Adjusted Earnings (Loss) per Share is diluted earnings per share (EPS) before per share special items, net of tax. Adjusted EPS before Amortization is Adjusted Earnings (Loss) per Share before per share amortization, net of tax.




------------------------------------------------------------------------------





                                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SPRINT NEXTEL CORPORATION



Date: July 29, 2009                             /s/ Timothy O'Grady
                                                --------------------------
                                                By:   Timothy O'Grady
                                                      Assistant Secretary